UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2023
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ARCUTIS BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39186	81-2974255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3027 Townsgate Road, Suite 300
Westlake Village, CA 91361
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (805) 418-5006
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARQT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2023, Arcutis Biotherapeutics, Inc. (the “Company” or “Arcutis”) announced the appointment of L. Todd Edwards as the Company’s Chief Commercial Officer, effective as of September 27, 2023. Mr. Edwards will succeed Ayisha Jeter, the Company’s interim Chief Commercial Officer. In connection with the appointment of Mr. Edwards, Ms. Jeter will be promoted to Senior Vice President, Marketing and Market Access, effective as of September 27, 2023.

Mr. Edwards, 60, served as Group Vice President, Business Head, Immunology at Incyte Corporation (“Incyte”), a multinational pharmaceutical company, since December 2020, where he was responsible for the commercialization of assets in Incyte’s dermatology business unit. Prior to Incyte, Mr. Edwards worked at UCB S.A., a global biopharmaceutical company, in a variety of capacities. From June 2019 to December 2020, Mr. Edwards served as Senior Vice President and Head of Global Immunology Operations and Strategy, during which time he led the global immunology business unit and portfolio. From June 2013 to June 2019, Mr. Edwards served as Senior Vice President and Head of U.S. Immunology, during which time he led the organization’s development and commercialization of on-market injectable biologic and pipeline immunology products in rheumatology, dermatology and gastroenterology. Prior to that, Mr. Edwards held senior roles at AbbVie and TAP Pharmaceuticals. In addition, Mr. Edwards is a decorated veteran of the U.S. Army. Mr. Edwards received a B.S. in Psychology from the East Tennessee State University and an M.B.A. from Embry-Riddle Aeronautical University.

The Company has entered into an employment offer letter (the “Employment Agreement”) and a severance and change in control agreement with Mr. Edwards (the “Severance & Change in Control Agreement”), which are incorporated by reference hereto as Exhibits 10.1 and 10.2, respectively.

Pursuant to the Employment Agreement, Mr. Edwards will receive a base salary of $500,016 (pro-rated for any partial service) and a target annual performance bonus amount of 45% of his base salary (subject to achievement of certain performance goals, with a maximum achievement of 67.5% of his base salary). Any earned annual bonus for 2023 will not be pro-rated and based on his full annual base salary of $500,016. In addition, the board of directors of the Company approved three equity awards: an option grant to Mr. Edwards to purchase 240,000 shares of the Company’s common stock, par value $0.0001 per share, (“Common Stock”), 60,000 restricted stock units and 60,000 performance stock units. The option will vest and become exercisable as to 25% of the shares subject to the option on September 27, 2023 and as to 2.0833% of the shares subject to the option on each monthly anniversary thereafter, subject to Mr. Edwards continued service through the applicable vesting date. The restricted stock units will vest as to 25% of the restricted stock units on each anniversary of September 27, 2023, subject to Mr. Edwards continued service through the applicable vesting date. The performance stock units shall vest based on performance criteria to be mutually established between the Company and Mr. Edwards.

Pursuant to the Severance & Change in Control Agreement, in the event Mr. Edwards is terminated without cause or resigns for good reason, in each case, with the period of time beginning three months prior to the closing of a change in control and ending 18 months following such closing, then he shall be eligible to receive the following severance benefits: (i) continued payment of up to 12 months of (a) his base salary and (b) his target performance bonus; (ii) 12 months of COBRA reimbursements; and (iii) with respect to any equity awards granted on or after the commencement of Mr. Edwards employment, 100% accelerated vesting of his outstanding equity awards (except for any performance awards which will be governed by the terms of the award agreement and absence any such provisions will vest at the greater of target or actual performance). The severance benefits are contingent on timely execution and non-revocation of a general release of claims and his continued compliance with our confidentiality agreement with Mr. Edwards.

There is no arrangement or understanding between Mr. Edwards and any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between Mr. Edwards and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Edwards has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On September 27, 2023, the Company issued a press release announcing the appointment of Mr. Edwards and the promotion of Ms. Jeter. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Exchange Act of 1934, as amended, or the Securities Exchange Act of 1933, as amended, regardless of any general incorporation language in any such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of September 16, 2023, by and between L. Todd Edwards and the Company.
10.2	Severance & Change in Control Agreement, dated as of September 16, 2023, by and between L. Todd Edwards and the Company.
99.1	Press Release Arcutis Biotherapeutics, Inc., dated September 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUTIS BIOTHERAPEUTICS, INC.

Date: September 27, 2023	By:	/s/ Todd Franklin Watanabe
Todd Franklin Watanabe
Chief Executive Officer